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                                                                 EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholders
Revlon, Inc.:

We consent to the use of our report incorporated herein by reference, included in the Prospectus dated February 28, 1996.



                                                     /s/ KPMG PEAT MARWICK LLP

New York, New York
May 10, 1996